EXHIBIT 32.2
                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350

In connection with the Report of American Telstar, Inc. (the "Company") on Form 10-K for the year ended July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Porath, Vice President, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; And
    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


Date: November 30, 2009


By:  /s/ Peter Porath
     -------------------------------------
     Peter Porath - Vice-President,
     Secretary, Treasurer &
     Chief Financial Officer




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